                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 24, 2006


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


     UNITED STATES                     0-24589               52-2108333
----------------------------         ------------         ------------------
(State Or Other Jurisdiction         (Commission          (IRS Employer
Of Incorporation)                     File Number)        Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND          21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
     ----------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 24, 2006, BCSB Bankcorp, Inc. (the "Company"), its wholly owned subsidiary, Baltimore County Savings Bank, F.S.B. (the "Bank"), and Baltimore County Savings Bank M.H.C. (the "MHC") (the Company, the Bank and the MHC being collectively referred to as the "Employers") entered into an Agreement and General Release (the "Agreement") with Gary C. Loraditch, the President and Chief Executive Officer and a Director of the Company, the Bank and the MHC. Under the terms of the Agreement, effective July 24, 2006, Mr. Loraditch resigned (i) from employment with the Employers and (ii) as a member of the Board of Directors of each of the Company, the Bank and the MHC, as well as the board of directors of any subsidiary or affiliate of the foregoing. In light of Mr. Loraditch's 32 years of service, the Employers agreed to pay to Mr. Loraditch a single payment in an amount equal to one full year of salary, health insurance and car allowance, plus unused vacation and sick leave, less all appropriate taxes and withholdings. Such payment is to be made not later than seven (7) business days after July 24, 2006. Mr. Loraditch agreed to forfeit options and restricted stock awards that were not exercisable or vested as of July 24, 2006.

         In exchange for the consideration set forth in the Agreement, Mr. Loraditch and the Employers mutually agreed to release each other from any and all liabilities, claims, actions, causes of action or suits, except that Mr. Loraditch did not grant any waiver or release from certain continuing rights to indemnification under the Agreement.

         Under the Agreement, Mr. Loraditch has until July 31, 2006 to revoke the Agreement, and the Agreement will not become effective or enforceable until the revocation period has expired.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On July 24, 2006, Gary C. Loraditch advised the Board of Directors that he is resigning as President and Chief Executive Officer and from the Board of Directors of the Company and the Bank effective July 24, 2006. For further information, see the Company's press release dated July 24, 2006, attached hereto as Exhibit 99.1 and incorporated herein by reference.

         (c) On July 24, 2006, the Company also announced that the Board of Directors has appointed the Company's and the Bank's Senior Vice President and General Counsel, David M. Meadows, to the positions of President and Chief Executive Officer of the Company and the Bank on an interim basis while the Board of Directors conducts a search for a permanent President and Chief Executive Officer. For further information, see the Company's press release dated July 24, 2006, attached hereto as Exhibit 99.1 and incorporated herein by reference.

         David M. Meadows, age 49, was named Vice President, General Counsel and Secretary of the Company and the Bank effective January 4, 1999 and Senior Vice President of the Company and the Bank effective January 1, 2005. Previously, he was a Partner in the law firm of Moore, Carney, Ryan and Lattanzi, L.L.C.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (a) Not applicable.

        (b) Not applicable.

        (c) Not applicable.

        (d) The following exhibit is filed herewith:

            Exhibit 99.1  Press Release dated July 24, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BCSB BANKCORP, INC.



Date:  July 25, 2006                    By:/s/ David M. Meadows
                                           -------------------------------------
                                           David M. Meadows
                                           Vice President and Secretary